FIRST AMENDMENT TO LOAN DOCUMENTS

This First Amendment to Loan Documents (this “Amendment”) is entered into as of May 24, 2009 by and between Chanticleer Investors, LLC, a Delaware limited liability company (the “Holder”), the Estate of Robert H. Brooks (the “Maker”), Hooters of America, Inc., a Georgia corporation (the “Company”), and A. J. Block, Jr. (the “Escrow Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Loan Agreement (as defined below).

RECITALS

WHEREAS, the Holder made a $5 million loan to Robert H. Brooks pursuant to a Loan and Conversion Agreement dated as of May 24, 2006 by and between the Holder, Robert H. Brooks, the Company and the Escrow Agent (the “Loan Agreement”), which loan was evidenced by a Convertible Secured Promissory Note dated May 24, 2006 made by Robert H. Brooks to the order of the Holder (the “Note”) and was secured pursuant to a Stock Pledge Agreement dated as of May 24, 2006 by and between the Holder, Robert H. Brooks, and the Company (the “Pledge Agreement,” and together with the Loan Agreement and the Note, the “Agreements”); and

WHEREAS, Robert H. Brooks died on July 15, 2006; and

WHEREAS, the parties hereto have agreed to amend certain terms of the Agreements as set forth herein;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.	Amendments to the Loan Agreement.

(a)	The words “May 24, 2009” in the second recital and in Section 1 are amended to read “November 24, 2010”.

(b)	Section 3(c) is deleted and replaced with “(c) [Intentionally omitted]”.

(c)	Section 3(d)(vi) is deleted and replaced with the following:

 “(vi)      That in the event that, prior to November 24, 2010, the Maker enters into a written definitive agreement (a “Definitive Agreement”) for a sale of any shares of the Company, other than the Shares, the Maker shall deliver to the Holder written notice thereof, including a copy of the Definitive Agreement. The Holder shall then have a period of thirty (30) days from the date of receipt of the Definitive Agreement in which to elect, by delivering written notice of such election to the Maker together with a nonrefundable cash deposit equal in amount to the deposit made pursuant to the Definitive Agreement, to purchase such shares of the Company (the “Offered Shares”) pursuant to the terms and conditions of the Definitive Agreement. The Definitive Agreement may be subject to customary closing conditions, including, but not limited to, a financing contingency; provided, however, that the Definitive Agreement will be supported by financing proposal(s) from a nationally recognized financial institution(s) and the Buyer will have completed all material due diligence. In the event that the Holder elects to purchase the Offered Shares pursuant to the terms and conditions of the Definitive Agreement (the “Election”), the Holder will have thirty (30) days from its delivery of the Election to close the purchase of the Offered Shares. The Maker shall use commercially reasonable efforts to give the Holder similar access to due diligence information (to include access to any data room and to interview Company management) as is granted to the party making the Offer during the 30-day period in which the Holder may make the Election.

If the Holder fails to make the Election within thirty (30) days from the date of receipt of the Definitive Agreement or fails to close the purchase of the Offered Shares within thirty (30) days after making the Election, the Maker shall be free to sell the Offered Shares pursuant to the Definitive Agreement (which may be amended so long as the final terms and conditions are no less favorable to the Maker than the original terms and conditions of the Definitive Agreement). If the Maker fails to sell the Offered Shares in accordance with the preceding sentence, the Offered Shares shall once again be subject to the Holder’s right of refusal pursuant to this Section 3(d)(vi).”

(e)	Section 4(a) is deleted and replaced with “(a) [Intentionally omitted]”.

2.	Amendments to the Note.

(a)	The Note is hereby amended as necessary to provide that the stated maturity date of the Note shall be extended to November 24, 2010.

          (b)       The words “at the rate of six (6%) percent per annum” in the introductory paragraph of the Note are hereby deleted and replaced with “at the rate of six percent (6%) per annum from May 24, 2006 through and including May 24, 2009 and at the rate of eight percent (8%) per annum thereafter”.

(c)	The paragraph numbered “1” on the first page of the Note is hereby deleted and replaced with the following: “1. [Intentionally omitted]”.

          (d)       The words “except as provided in Paragraph (1)” at the end of the paragraph numbered “2” on the first page of the Note are deleted and replaced with the words “except for any change of control (including the vesting in the personal representatives of the Estate of Robert H. Brooks control over the equity ownership of the Company and the election of such personal representatives as directors of the Company) that arose prior to May 24, 2009 and was attributable to the death of Robert H. Brooks”;

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3.	Ratification of the Agreements. As amended hereby, the Agreements shall continue in full force in effect.

4.	Authority/Enforceability. Each of the parties hereto represents and warrants as follows:

(a)      Such party has taken all necessary action to authorize such party’s execution and delivery of this Amendment and the performance by such party of the Agreements, as amended by this Amendment, to which such party is a party.

(b)      This Amendment has been duly executed and delivered by such party and constitutes such party’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)      No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery, or performance by such party of this Amendment or the performance by such party of the Agreements, as amended by this Amendment, to which such party is a party.

(d)       The execution and delivery of this Amendment by such party and the performance by such party of the Agreements, as amended by this Amendment, to which such party is a party does not (i) if applicable, violate, contravene or conflict with any provision of its organizational documents or (ii) materially violate, contravene or conflict with any law, regulation, order, writ, judgment, injunction, decree or permit applicable to him or it.

5.        Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy shall be effective as an original.

6.	Governing Law. This Amendment shall be governed by, construed, and interpreted in accordance with the laws of the state of Delaware.

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FROM Sandman Hotels And Suites Winnipeg (WED)MAY 27 2009 15:46/ST. 15:45/No. 7500000798 P 1
05/27/2009 16:45 FAX 002

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered and this Amendment shall be effective as of the date first above written.

The Maker: ESTATE OF ROBERT H. BROOKS

By:__________
Its: Personal Representative

By:__________
Its: Personal Representative

By: [signature]
Its: Personal Representative

By: James P. Creel
Its: Personal Representative

By: Carter B. Wiesner
Its: Personal Representative

The Holder: CHANTICLEER INVESTORS, LLC

By:__________
Its:__________

The Company: HOOTERS OF AMERICA, INC.

By: [signature]
Its: CEO/PRESIDENT

The Escrow Agent:

____
A. J. Block, Jr.

COLUMBIA 953789v3

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered and this Amendment shall be effective as of the date first above written.

The Maker: ESTATE OF ROBERT H. BROOKS

By:____________________
Its: Personal Representative

By:____________________
Its: Personal Representative

By:____________________
Its: Personal Representative

By:____________________
Its: Personal Representative

By: [signature]
Its: Personal Representative

The Holder: CHANTICLEER INVESTORS, LLC

By:____________________
Its:____________________

The Company: HOOTERS OF AMERICA, INC.

By:____________________
Its:____________________

The Escrow Agent:

____
A. J. Block, Jr.

COLUMBIA 953780v3

5-29-09
BB

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered and this Amendment shall be effective as of the date first above written.

The Maker: ESTATE OF ROBERT H. BROOKS

By:____________________
Its: Personal Representative

By:____________________
Its: Personal Representative

By:____________________
Its: Personal Representative

By:____________________
Its: Personal Representative

By:____________________
Its: Personal Representative

The Holder: CHANTICLEER INVESTORS, LLC

By:____________________
Its:____________________

The Company: HOOTERS OF AMERICA, INC.

By:____________________
Its:____________________

The Escrow Agent:

____
A. J. Block, Jr.

COLUMBIA 953789v3